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                                                                    EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Form S-8 Registration Statements Number 333-62053, 333-62049, 333-84207, and 333-105687
of CFS Bancorp, Inc. of our report dated March 11, 2005 on the consolidated financial statements of CFS Bancorp, Inc. as of December 31, 2004 and the year then ended as included in the registrant's annual report on Form 10-K.


                                        /s/ Crowe Chizek and Company LLC

Oak Brook, Illinois
March 14, 2005